LOSS PER SHARE	12 Months Ended
Dec. 31, 2022
Loss Per Share
LOSS PER SHARE

19.	LOSS PER SHARE

Basic loss per share is calculated by dividing the net loss from continuing operations attributable to equity holders of the Company by the weighted average number of common shares outstanding during the year. Diluted loss per share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all dilutive potential common shares. The number of average basic and diluted shares outstanding for all the periods presented in the consolidated statements of loss have been adjusted in order to reflect the effect of the share consolidation that took place on March 29, 2021. The Company has four categories of dilutive potential common shares: convertible debt, stock options, RSUs and DSUs. The convertible debt is assumed to have been converted into common shares, and the net loss is adjusted to eliminate the interest expense less the tax effect. For the stock options, a calculation is done to determine the number of shares that could have been acquired at fair value (determined as the average annual market share price of the Company’s shares) based on the monetary value of the subscription rights attached to outstanding stock options. The number of shares calculated reduces the number of shares that would have been issued assuming the exercise of the share options. DSUs are assumed to be converted as of the grant date. A total of 1,143,120 (2021: 2,441,349) instruments before share consolidation, which include convertible debt, stock options, restricted share units and deferred share units have not been included in the calculation for diluted loss per share as they are antidilutive. These could potentially dilute basic income per share in the future.